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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A



       Current Report (Amendment No. 2) Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                FEBRUARY 14, 2000
                Date of Report (Date of earliest event reported)
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                           HEALTHEON/WEBMD CORPORATION
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             (Exact name of registrant as specified in its charter)



           DELAWARE                       0-24975                94-3236644
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(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          (Address of principal executive offices, including zip code)
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                                 (404) 495-7600
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Item 7 of the previous filing on Form 8-K, filed on February 14, 2000, is amended therein by adding the following exhibit, as attached hereto:

         Exhibit 9.1 Voting Agreement by Stockholders of Medical Manager Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEALTHEON/WEBMD CORPORATION



Dated: March 23, 2000                   By:  /s/ Jack Dennison
                                           -------------------------------------
                                        Name:    Jack Dennison
                                        Title:   Executive Vice President and
                                                 General Counsel


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                                  EXHIBIT INDEX

      EXHIBIT
        NO.       DESCRIPTION

        9.1 Voting Agreement by Stockholders of Medical Manager Corporation and Healtheon/WebMD Corporation, dated as of February 13, 2000.